FIRST AMENDMENT TO OPERATING AGREEMENT

This First Amendment (this “Amendment”) to the June 27, 2011 Operating Agreement (“Agreement”) is entered into effective as of April 3, 2012 (“Effective Date”), by and between INDEPENDENCE DRILLING, LLC, a Nevada limited liability company (“Independence”), DESERT DISCOVERIES, LLC, a Nevada limited liability company (“Desert Discoveries”), EDWARD TRAUB, an individual (“Traub”), and AMERICAN LIBERTY PETROLEUM CORP, a Nevada corporation formerly known as Oreon Rental Corporation (“ALP”). Independence, Desert Discoveries, Traub and ALP are at times referred to herein singly as a “Party” and collectively as the “Parties”.

A.	The Parties entered into the Agreement to jointly operate certain oil and gas Leases and other described rights and interests.
B.	The Parties have agreed to amend the Agreement as provided for in this Amendment.
C.	Except as otherwise expressly defined in this Amendment, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

For lawful consideration, including the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree to amend the Agreement as follows:

1.   Exhibit A.  The Agreement's Exhibit A is hereby amended to include an Item 1.f, which hereby references the 1760 acres leased under Bureau of Land Management (“BLM”) Lease NVN090504, which covers acreage within Township 0130N, Range 0350E, Meridian MDM, in Nye County, Nevada, with working and net revenue interests as set forth on the records with the BLM (namely: with regard to the working interests, ALP with 60%, Desert Discoveries with 39%, and Traub with 1%; and with regard to the net revenue interests, ALP with 50.7%, Desert Discoveries with 32.955, and Traub with .845).

2.   Effect of Amendment.  Except as expressly amended hereby, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect, and all, for avoidance of doubt, all references therein to the “Agreement” shall henceforth refer to the Agreement as amended by this Amendment. This Amendment is hereby deemed incorporated into, and made a part of, the Agreement.

The undersigned have executed this Amendment as of the Effective Date.

INDEPENDENCE DRILLING, LLC	DESERT DISCOVERIES, LLC

By:	/s/ Patrick Fagen	By:	/s/ Patrick Fagen
Name:	Patrick Fagen	Name:	Patrick Fagen
Title:	Manager	Title:	Manager, High Sierra Exploration,
LLC, Manager of Desert Discovery, LLC

EDWARD TRAUB	AMERICAN LIBERTY PETROLEUM CORP.

/s/ Edward Traub	By:	/s/ Alvaro Vollmers
	Name:	Alvaro Vollmers
Title: